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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9091

Strong Life Stage Series, Inc., on behalf of

Strong Aggressive Portfolio, Strong Conservative Portfolio

and Strong Moderate Portfolio

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Life Stage Series

Strong Conservative Portfolio

Strong Moderate Portfolio

Strong Aggressive Portfolio

ANNUAL REPORT    |    December 31, 2004

Strong

Life Stage Series

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T.Weiss

Strong Financial Corporation

Strong Life Stage Portfolios

Each of the three Life Stage portfolios generated positive returns during 2004, reflecting favorable trends in the equity and fixed-income markets. The Aggressive Portfolio generated the highest return of 9.60%. The Moderate Portfolio returned 7.71%. The Conservative Portfolio produced the lowest return of the three, at 5.99%.

The Portfolios’ broad-based benchmark, the Standard & Poor’s 500 Index (S&P 500), returned 10.87% during the same period.

Equity and fixed-income trends

All three portfolios benefited from respectable performance from equity and fixed-income securities. The U.S. stock market generated positive returns during 2004, with all major U.S. equity indexes in the black for the year. Small- and mid-cap stocks, along with value stocks, were the stock market’s best performing asset classes, generating double-digit returns.

Stock prices benefited from robust corporate earnings growth, historically low interest rates, and continued expansion in the manufacturing and service sectors during the year. Meanwhile, fewer concerns about terrorism, the presence of a clear winner in the U.S. presidential election, and falling oil prices helped spark an impressive fourth-quarter stock rally. International equity markets also saw generally positive returns during the year, with most European, Asian, and emerging markets finishing the year with sizable gains.

Fixed-income returns were more muted than those for equities. Most bond-market indexes generated returns in the low- to mid-single digits. Early in the year, many investors feared that a rapid rise in interest rates would cause a bear market for bonds. That scenario, however, never occurred, as the Federal Reserve Board’s measured approach to raising short-term interest rates, combined with modest inflation data, led to a flattening of the yield curve. In other words, short-term interest rates increased but medium and long-term rates remained fairly constant. Thus, for most bond investors, the market produced modest returns.

Performance influences

Asset allocation was the primary factor influencing the Portfolios’ performance. The three Life Stage Portfolios provide different weightings in stocks, bonds, and cash funds, allowing investors to choose a portfolio that matches their risk tolerance. For example, the Conservative Portfolio invests 40% of its assets in stock funds and 60% in bond and cash funds. The Moderate Portfolio invests 60% of its assets in stock funds and 40% in bond and cash funds. Finally, the Aggressive Portfolio offers a mix of 80% stock funds and 20% bond and cash funds.

All five of the equity funds used in the Life Stage Portfolios had returns in excess of 8% during the period, while the best performing of the bond and cash funds returned just over 3%. Thus, the Aggressive Portfolio, which had the largest allocation to stock funds, generated the highest return of the three. (Note that the Portfolio’s 20% fixed-income allocation is the main reason it lagged the S&P 500.) The Conservative Portfolio, which had the lowest allocation to stock funds and the highest to bond and cash funds, had the lowest return of the three Life Stage Portfolios. The Moderate Portfolio’s return fell in the middle, as the Portfolio’s equity allocation was halfway between that of the Aggressive and Conservative Portfolios.

Also influencing performance were the different weightings of various stock funds within each Portfolio. For example, the Strong Overseas Fund produced the highest return of the five equity funds in the Life Stage Portfolios. Because the Aggressive Portfolio owned the most shares of the Overseas Fund, it generated the strongest performance. Likewise, the third-best-performing equity fund, the Strong Endeavor Fund, was represented the most in the Aggressive Portfolio, helping results relative to the other two Portfolios.

Managing risk

Forecasting short-term movements in the financial markets remains extremely difficult. The multitude of factors and variables to analyze can be overwhelming to the average investor, and new market shocks and economic events alter stock and bond prices on a daily basis. The difficulty of anticipating market conditions can make the Life Stage Portfolios helpful, as it can help shareholders weather a variety of market challenges.

Each of the three Life Stage Portfolios are expected to reorganize into the Wells Fargo Advantage Life Stage Portfolios, the successors to the Strong Life Stage Portfolios, on or about April 11, 2005.

We thank you for your investment and for the confidence you have placed in us.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights are continued on next page.

Strong Life Stage Portfolios

Average Annual Total Returns

As of 12-31-04

Conservative Portfolio[1]
1-year	5.99%
5-year	1.08%
Since Fund Inception (12-31-98)	4.06%

Moderate Portfolio[1]
1-year	7.71%
5-year	-0.19%
Since Fund Inception (12-31-98)	3.85%

Aggressive Portfolio[1]
1-year	9.60%
5-year	-2.03%
Since Fund Inception (12-31-98)	3.70%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

General: The expenses associated with investing in a “fund of funds,” such as the Portfolios, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying funds level.

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each Portfolio, made at its inception, with the performance of the S&P 500 Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Source of the S&P Index is Standard & Poor’s Micropal.

It is not possible to invest directly in an index.

Fund Holdings

Percent of Net Assets, as of 12-31-04

Aggressive Portfolio	%
Strong Advisor Common Stock Fund Class Z	25.0%
Strong Endeavor Fund Investor Class	20.0%
Strong Growth and Income Fund Class K	14.7%
Strong Overseas Fund Investor Class	10.2%
Strong Advisor U.S. Value Fund Class K	10.0%
Strong Ultra Short-Term Income Fund Investor Class	9.7%
Strong Short-Term Bond Fund Investor Class	4.8%
Strong Government Securities Fund Investor Class	4.8%

Moderate Portfolio	%
Strong Advisor Common Stock Fund Class Z	20.2%
Strong Ultra Short-Term Income Fund Investor Class	19.6%
Strong Endeavor Fund Investor Class	15.1%
Strong Advisor U.S. Value Fund Class K	10.0%
Strong Growth and Income Fund Class K	9.9%
Strong Short-Term Bond Fund Investor Class	9.8%
Strong Government Securities Fund Investor Class	9.7%
Strong Overseas Fund Investor Class	5.1%

Conservative Portfolio	%
Strong Ultra Short-Term Income Fund Investor Class	29.5%
Strong Short-Term Bond Fund Investor Class	14.7%
Strong Government Securities Fund Investor Class	14.7%
Strong Advisor Common Stock Fund Class Z	10.1%
Strong Endeavor Fund Investor Class	10.1%
Strong Growth and Income Fund Class K	9.9%
Strong Overseas Fund Investor Class	5.2%
Strong Advisor U.S. Value Fund Class K	5.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Risks: Stock investments should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond investment values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
			Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Conservative Portfolio	0.10%	$1,000.00	$1,045.30	$0.51	$1,024.63	$0.51
Moderate Portfolio	0.05%	$1,000.00	$1,058.20	$0.26	$1,024.89	$0.25
Aggressive Portfolio	0.03%	$1,000.00	$1,072.60	$0.16	$1,024.99	$0.15

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights. Expense ratios do not include the expenses of the underlying funds.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG CONSERVATIVE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.2%
Strong Advisor Common Stock Fund Class Z	81,466	$1,845,222
Strong Advisor U.S. Value Fund Class K	49,937	918,841
Strong Endeavor Fund Investor Class (b)	173,147	1,842,289
Strong Government Securities Fund Investor Class	249,171	2,676,090
Strong Growth and Income Fund Class K	85,271	1,805,203
Strong Overseas Fund Investor Class	70,372	939,476
Strong Short-Term Bond Fund Investor Class	307,726	2,683,372
Strong Ultra Short-Term Income Fund Investor Class	584,048	5,373,235

Total Investment Company Securities (Cost $16,387,853)		18,083,728

Short-Term Investments (a) 1.0%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $188,613); Collateralized by: United States Government & Agency Issues	$188,600	188,600

Total Short-Term Investments (Cost $188,600)		188,600

Total Investments in Securities (Cost $16,576,453) 100.2%		18,272,328
Other Assets and Liabilities, Net (0.2%)		(45,461)

Net Assets 100.0%		$18,226,867

STRONG MODERATE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.4%
Strong Advisor Common Stock Fund Class Z	442,841	$10,030,349
Strong Advisor U.S. Value Fund Class K	271,410	4,993,941
Strong Endeavor Fund Investor Class (b)	705,772	7,509,410
Strong Government Securities Fund Investor Class	451,367	4,847,689
Strong Growth and Income Fund Class K	231,690	4,904,878
Strong Overseas Fund Investor Class	191,246	2,553,134
Strong Short-Term Bond Fund Investor Class	557,453	4,860,995
Strong Ultra Short-Term Income Fund Investor Class	1,058,038	9,733,953

Total Investment Company Securities (Cost $42,617,046)		49,434,349

Short-Term Investments (a) 1.1%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $300,054); Collateralized by: United States Government & Agency Issues	$300,000	300,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $236,717); Collateralized by: United States Government & Agency Issues	236,700	236,700

Total Short-Term Investments (Cost $536,700)		536,700

Total Investments in Securities (Cost $43,153,746) 100.5%		49,971,049
Other Assets and Liabilities, Net (0.5%)		(228,966)

Net Assets 100.0%		$49,742,083

STRONG AGGRESSIVE PORTFOLIO

	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.2%
Strong Advisor Common Stock Fund Class Z	292,783	$6,631,547
Strong Advisor U.S. Value Fund Class K	143,548	2,641,281
Strong Endeavor Fund Investor Class (b)	497,659	5,295,098
Strong Government Securities Fund Investor Class	119,400	1,282,365
Strong Growth and Income Fund Class K	183,828	3,891,642
Strong Overseas Fund Investor Class	202,255	2,700,108
Strong Short-Term Bond Fund Investor Class	147,463	1,285,883
Strong Ultra Short-Term Income Fund Investor Class	279,883	2,574,919

Total Investment Company Securities (Cost $21,399,890)		26,302,843

Short-Term Investments (a) 1.2%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $322,523); Collateralized by: United States Government & Agency Issues	$322,500	322,500

Total Short-Term Investments (Cost $322,500)		322,500

Total Investments in Securities (Cost $21,722,390) 100.4%		26,625,343
Other Assets and Liabilities, Net (0.4%)		(111,050)

Net Assets 100.0%		$26,514,293

LEGEND

(a)	Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)	Non-income producing fund.
(c)	See Note 2(D) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Assets:
Investments in Securities, at Value (Cost of $16,576,453, $43,153,746, and $21,722,390, respectively)	$18,272,328	$49,971,049	$26,625,343
Receivable for Securities Sold	975,000	3,500,000	1,775,000
Receivable for Fund Shares Sold	1,845	6,452	10,662
Dividends and Interest Receivable	61,630	147,355	82,344
Other Assets	9,837	13,634	10,728

Total Assets	19,320,640	53,638,490	28,504,077

Liabilities:
Payable for Fund Shares Redeemed	1,070,952	3,865,250	1,968,400
Accrued Operating Expenses and Other Liabilities	22,821	31,157	21,384

Net Assets	$18,226,867	$49,742,083	$26,514,293

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$19,376,278	$56,101,088	$30,808,736
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	(2,845,286)	(13,176,309)	(9,197,396)
Net Unrealized Appreciation/Depreciation	1,695,875	6,817,304	4,902,953

Net Assets	$18,226,867	$49,742,083	$26,514,293

Capital Shares Outstanding (Unlimited Number Authorized)	1,848,285	4,880,588	2,565,810

Net Asset Value Per Share	$9.86	$10.19	$10.33

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Income:
Dividends Received from Underlying Funds	$570,138	$972,970	$322,638
Interest	1,740	4,297	1,979

Total Income	571,878	977,267	324,617

Expenses:
Administrative Fees	76,454	177,002	91,329
Custodian Fees	425	1,244	532
Shareholder Servicing Costs	989	2,477	417
Reports to Shareholders	42,128	47,500	32,946
Professional Fees	15,483	20,301	15,643
Federal and State Registration Fees	21,468	24,651	20,550
Other	6,851	12,820	5,415

Total Expenses before Waivers and Absorptions	163,798	285,995	166,832
Waivers and Absorptions	(131,853)	(222,645)	(138,715)

Expenses, Net	31,945	63,350	28,117

Net Investment Income (Loss)	539,933	913,917	296,500

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Sales of Underlying Funds	1,534,975	1,956,091	2,207,543
Distributions of Capital Gains from Underlying Funds	236,007	1,171,125	690,101

Net Realized Gain (Loss)	1,770,982	3,127,216	2,897,644
Net Change in Unrealized Appreciation/Depreciation on Investments	(954,706)	112,941	(354,796)

Net Gain (Loss) on Investments	816,276	3,240,157	2,542,848

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,356,209	$4,154,074	$2,839,348

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Conservative Portfolio		Strong Moderate Portfolio
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$539,933	$706,036	$913,917	$898,806
Net Realized Gain (Loss)	1,770,982	(504,376)	3,127,216	(1,050,099)
Net Change in Unrealized Appreciation/Depreciation	(954,706)	4,165,114	112,941	12,177,524

Net Increase (Decrease) in Net Assets Resulting from Operations	1,356,209	4,366,774	4,154,074	12,026,231
Distributions From Net Investment Income	(622,806)	(890,222)	(1,302,028)	(1,125,121)
Capital Share Transactions:
Proceeds from Shares Sold	7,429,281	19,243,204	16,203,743	16,108,455
Proceeds from Reinvestment of Distributions	618,858	885,002	1,301,008	1,123,504
Payment for Shares Redeemed	(24,469,967)	(17,628,463)	(43,244,172)	(12,549,794)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,421,828)	2,499,743	(25,739,421)	4,682,165

Total Increase (Decrease) in Net Assets	(15,688,425)	5,976,295	(22,887,375)	15,583,275
Net Assets:
Beginning of Year	33,915,292	27,938,997	72,629,458	57,046,183

End of Year	$18,226,867	$33,915,292	$49,742,083	$72,629,458

Undistributed Net Investment Income (Loss)	$—	$21,373	$—	$157,376
Transactions in Shares of the Portfolio:
Sold	772,522	2,184,899	1,646,817	1,833,841
Issued in Reinvestment of Distributions	64,111	96,846	128,496	115,945
Redeemed	(2,543,459)	(1,978,695)	(4,389,752)	(1,420,589)

Net Increase (Decrease) in Shares of the Portfolio	(1,706,826)	303,050	(2,614,439)	529,197

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strong Aggressive Portfolio
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$296,500	$256,028
Net Realized Gain (Loss)	2,897,644	(1,111,542)
Net Change in Unrealized Appreciation/Depreciation	(354,796)	8,230,527

Net Increase (Decrease) in Net Assets Resulting from Operations	2,839,348	7,375,013
Distributions From Net Investment Income	(574,859)	(317,933)
Capital Share Transactions:
Proceeds from Shares Sold	11,738,709	11,968,773
Proceeds from Reinvestment of Distributions	571,823	316,385
Payment for Shares Redeemed	(23,454,538)	(10,945,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,144,006)	1,339,647

Total Increase (Decrease) in Net Assets	(8,879,517)	8,396,727
Net Assets:
Beginning of Year	35,393,810	26,997,083

End of Year	$26,514,293	$35,393,810

Undistributed Net Investment Income (Loss)	$—	$168,533
Transactions in Shares of the Portfolio:
Sold	1,207,210	1,435,595
Issued in Reinvestment of Distributions	56,828	32,923
Redeemed	(2,379,681)	(1,298,799)

Net Increase (Decrease) in Shares of the Portfolio	(1,115,643)	169,719

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CONSERVATIVE PORTFOLIO

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.54	$8.59	$9.69	$10.78	$11.46
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.19	0.24	0.31	0.41
Net Realized and Unrealized Gains (Losses) on Investments	0.36	1.00	(1.06)	(0.87)	(0.32)

Total from Investment Operations	0.57	1.19	(0.82)	(0.56)	0.09
Less Distributions:
From Net Investment Income	(0.25)	(0.24)	(0.28)	(0.32)	(0.57)
From Net Realized Gains	—	—	—	(0.21)	(0.20)

Total Distributions	(0.25)	(0.24)	(0.28)	(0.53)	(0.77)

Net Asset Value, End of Period	$9.86	$9.54	$8.59	$9.69	$10.78

Ratios and Supplemental Data
Total Return(b)	+5.99%	+13.99%	–8.53%	–5.13%	+0.66%
Net Assets, End of Period (In Thousands)	$18,227	$33,915	$27,939	$26,835	$17,892
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.6%	0.5%	0.4%	0.4%	0.5%
Ratio of Expenses to Average Net Assets(c)	0.1%	0.2%	0.3%	0.2%	0.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%	2.0%	2.7%	3.1%	3.7%
Portfolio Turnover Rate	70.1%	46.5%	63.9%	35.2%	33.4%

STRONG MODERATE PORTFOLIO

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.69	$8.19	$9.64	$11.25	$12.08
Income From Investment Operations:
Net Investment Income (Loss)	0.18	0.12	0.16	0.17	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.57	1.53	(1.44)	(1.31)	(0.47)

Total from Investment Operations	0.75	1.65	(1.28)	(1.14)	(0.21)
Less Distributions:
From Net Investment Income	(0.25)	(0.15)	(0.17)	(0.18)	(0.53)
From Net Realized Gains	—	—	—	(0.29)	(0.09)

Total Distributions	(0.25)	(0.15)	(0.17)	(0.47)	(0.62)

Net Asset Value, End of Period	$10.19	$9.69	$8.19	$9.64	$11.25

Ratios and Supplemental Data
Total Return(b)	+7.71%	+20.18%	–13.27%	–10.20%	–1.75%
Net Assets, End of Period (In Thousands)	$49,742	$72,629	$57,046	$61,845	$51,915
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.5%	0.4%	0.4%	0.4%	0.4%
Ratio of Expenses to Average Net Assets(c)	0.1%	0.2%	0.3%	0.2%	0.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%	1.4%	1.8%	1.9%	2.4%
Portfolio Turnover Rate	57.6%	20.1%	63.4%	22.9%	18.0%

(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire year.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG AGGRESSIVE PORTFOLIO

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.61	$7.69	$9.50	$11.85	$13.08
Income From Investment Operations:
Net Investment Income (Loss)	0.11	0.07	0.08	0.07	0.12
Net Realized and Unrealized Gains (Losses) on Investments	0.81	1.94	(1.84)	(1.89)	(0.81)

Total from Investment Operations	0.92	2.01	(1.76)	(1.82)	(0.69)
Less Distributions:
From Net Investment Income	(0.20)	(0.09)	(0.05)	(0.07)	(0.52)
From Net Realized Gains	—	—	—	(0.46)	(0.02)

Total Distributions	(0.20)	(0.09)	(0.05)	(0.53)	(0.54)

Net Asset Value, End of Period	$10.33	$9.61	$7.69	$9.50	$11.85

Ratios and Supplemental Data
Total Return(b)	+9.60%	+26.10%	–18.54%	–15.38%	–5.26%
Net Assets, End of Period (In Thousands)	$26,514	$35,394	$26,997	$26,433	$25,321
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.5%	0.5%	0.6%	0.6%	0.6%
Ratio of Expenses to Average Net Assets(c)	0.1%	0.2%	0.3%	0.3%	0.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	0.8%	1.1%	0.7%	1.1%
Portfolio Turnover Rate	60.5%	29.9%	77.7%	15.7%	14.0%

(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire year.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the “Portfolios”), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

On December 31, 2004, each Portfolio invested substantially all its assets in a combination of the following underlying funds (the “Funds”): Strong Advisor Common Stock Fund–Class Z, Strong Advisor U.S. Value Fund–Class K, Strong Endeavor Fund–Investor Class, Strong Government Securities Fund–Investor Class, Strong Growth and Income Fund–Class K, Strong Overseas Fund–Investor Class, Strong Short-Term Bond Fund–Investor Class, and Strong Ultra Short-Term Income Fund–Investor Class. On November 14, 2003, the Board of Directors approved the removal of Strong Blue Chip Fund–Investor Class and the addition of Strong Endeavor Fund–Investor Class and Strong Ultra Short-Term Income Fund–Investor Class to each of the Life Stage Series portfolios, which was effective February 2, 2004.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

(A)	Security Valuation — Each Portfolio’s investments in the underlying funds are valued each business day at the closing net asset value per share of each underlying fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Portfolios may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Repurchase Agreements — The Portfolios may enter into repurchase agreements with institutions that Strong Capital Management, Inc. (“SCM”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by cash and/or securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account under the control of the Portfolios’ custodial bank in a manner sufficient to enable the Portfolios to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Portfolios’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

(E)	Expenses — The Portfolios and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Portfolio. Expenses that are not readily identifiable to a specific Portfolio will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(F)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(G)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(H)	Other — Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

3.	Related Party Transactions

Strong Investor Services, Inc. (the “Administrator”), an affiliate of SCM, provides administrative, transfer agent, and related services to the Portfolios. Certain officers are affiliated with SCM and the Administrator. The Portfolios do not pay management fees; however, SCM receives management fees for managing the underlying funds. Administration fees, which are established by the terms of the administration agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. SCM and/or the Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. These fees are reimbursed by the underlying funds and are not reflected in the Portfolios’ Statements of Operations or the Financial Highlights. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Portfolios indirectly bear the proportionate share of fees and expenses incurred by the underlying funds in which each Portfolio is invested. The weighted average net expense ratios of the underlying funds as of their most recent annual period end (December 31, 2004 for the underlying equity funds and October 31, 2004 for the underlying fixed income funds) are as follows: 1.1% for the Conservative Portfolio, 1.2% for the Moderate Portfolio, and 1.3% for the Aggressive Portfolio. SCM and/or the Administrator have contractually agreed to waive fees and/or absorb expenses for Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio until May 1, 2005 to keep Net Annual Operating Expenses at no more than 1.25%, 1.35%, and 1.45%, respectively. These contractual caps take into consideration both the expenses of the Portfolios as well as the expenses of the underlying funds.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Administrator or Advisor at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Unaffiliated Directors’ & Independent Officers’ Fees
Strong Conservative Portfolio	$8,666	$989	$1,861
Strong Moderate Portfolio	17,416	2,477	2,925
Strong Aggressive Portfolio	11,611	417	1,884

4.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio’s total assets or any explicit borrowing limits in the Portfolios’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset value. For the year ended December 31, 2004, there were no borrowings by Strong Aggressive Portfolio under the LOC. Strong Conservative Portfolio and Strong Moderate Portfolio had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Portfolios under the LOC.

5.	Investment Transactions

The aggregate purchases and sales of shares in the underlying funds during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Conservative Portfolio	$19,431,529	$35,645,523
Strong Moderate Portfolio	36,803,951	61,237,353
Strong Aggressive Portfolio	19,928,823	30,441,277

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2004.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

6.	Income Tax Information

The following information for the Portfolios is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Gains
Strong Conservative Portfolio	$16,873,623	$1,478,843	$(80,138)	$1,398,705	$—	$—
Strong Moderate Portfolio	43,916,643	6,229,161	(174,755)	6,054,406	—	—
Strong Aggressive Portfolio	23,033,846	3,630,506	(39,009)	3,591,497	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in various amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Conservative Portfolio	$622,805	$—	$2,548,117	$—	$890,222	$—
Strong Moderate Portfolio	1,302,030	—	12,413,411	—	1,125,121	—
Strong Aggressive Portfolio	574,857	—	7,885,939	—	317,933	—

For corporate shareholders in the Portfolios, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Conservative Portfolio 0.2%, Strong Moderate Portfolio 0.5%, and Strong Aggressive Portfolio 1.3%.

For shareholders in the Portfolios, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Conservative Portfolio 6%, Strong Moderate Portfolio 10%, and Strong Aggressive Portfolio 25%.

Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio utilized $1,105,127, $1,312,143, and $772,277 respectively, of their capital loss carryovers during the year ended December 31, 2004.

7.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

8.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Life Stage Portfolios:

We have audited the accompanying statements of assets and liabilities of Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio (all three collectively constituting Strong Life Stage Portfolios, hereafter referred to as the “Portfolios”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by examination of transfer agent records for affiliated mutual fund investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Conservative Portfolio

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Conservative Portfolio into the Wells Fargo Advantage Life Stage Conservative Portfolio.

For	Against	Abstain
1,649,285.659	60,187.146	7,889.825

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
1,717,362.630	—	—

Results of Special Meeting of Shareholders of Strong Moderate Portfolio

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Moderate Portfolio into the Wells Fargo Advantage Life Stage Moderate Portfolio.

For	Against	Abstain
3,943,960.266	606,318.971	7,544.319

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,557,823.556	—	—

Results of Special Meeting of Shareholders of Strong Aggressive Portfolio

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Aggressive Portfolio into the Wells Fargo Advantage Life Stage Aggressive Portfolio.

For	Against	Abstain
2,369,845.483	70,758.496	23,131.427

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,463,735.406	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48469 02-05

ALIF/WH2865 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Life Stage Series, Inc.	$14,087	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Life Stage Series, Inc.	$27,207	$0	$8,497	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Life Stage Series, Inc., on behalf of Strong Aggressive Portfolio, Strong Conservative Portfolio and Strong Moderate Portfolio

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005